UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 13, 2006

                    Central Hudson Gas & Electric Corporation
             (Exact name of Registrant as specified in its charter)

             New York                       1-3268              14-0555980
(State or other jurisdiction of           (Commission         (IRS Employer
incorporation or organization)            File Number)      Identification No.)

284 South Avenue, Poughkeepsie, New York                        12601-4879
(Address of principal executive offices)                        (Zip code)

                                 (845)-452-2000
               (Registrant's telephone number including area code)

                                 Not applicable
         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On August 30, 2006, Central Hudson Gas & Electric Corporation ("Central Hudson"), a wholly owned subsidiary of CH Energy Group, Inc., filed for rehearing on one element of the New York State Public Service Commission's ("Commission") July 24, 2006, Order Establishing Rate Plan.

On December 13, 2006, the Commission denied the petition for rehearing. The Commission's Order denying the petition for rehearing has not yet been issued.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        CENTRAL HUDSON GAS & ELECTRIC
                                        CORPORATION


Date: December 18, 2006                 By: /s/ Donna S. Doyle
                                           ----------------------------------
                                           Donna S. Doyle
                                           Vice President - Accounting